UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: November 12, 2007

WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	001-33188 (Commission File Number)	20-3153598 (I.R.S. Employer Identification No.)

607 Pacific Avenue Bremerton, Washington (Address of principal executive offices)	98337 (Zip Code)
Registrant’s telephone number, including area code: (360) 405-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     WSB Financial Group, Inc. (the “company”) announced on November 12, 2007, that its executive vice president and chief financial officer, Mark D. Freeman, has returned from his previously announced leave of absence and reassumed his duties.
     A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Item 8.01	Other Events.
     On November 13, 2007, the company filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission to report that it will not be able to timely file its quarterly report on Form 10-Q for the period ending September 30, 2007, because (i) the company’s chief financial officer, Mark D. Freeman, has just returned from his leave of absence, and (ii) the company is in the process of completing its previously announced review of its loan portfolio. The company expects to file the Form 10-Q by the extended due date of November 19, 2007.
     A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

99.1	Press release dated November 12, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WSB FINANCIAL GROUP, INC.

(Registrant)

November 13, 2007	/s/ David K. Johnson

(Date)	David K. Johnson
Chief Executive Officer

Exhibit Index

99.1	Press release dated November 12, 2007.